UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): June 1, 2005
                                                       ------------

                         Centennial Communication Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-19603                              06-1242753
--------------------------------------------------------------------------------
     (Commission File Number)         (IRS Employer Identification No.)

                                 3349 Route 138
                             Wall, New Jersey 07719
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

On June 1, 2005, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Centennial Communications Corp. (the "Company") approved the base salary levels and bonus program for fiscal 2006 for its executive officers, including the executive officers listed as "Named Executive Officers" in the Company's proxy statement for its 2004 annual meeting of stockholders. The Committee also approved grants of stock options to each of the Named Executive Officers, pursuant to the Company's 1999 Stock Option and Restricted Stock Purchase Plan.

Fiscal 2006 Base Salary. The following table sets forth the annual base salary levels for fiscal 2006 for the Named Executive Officers:

   Name                    Position                                  Base Salary
   -----                   --------                                  -----------
   Michael J. Small        Chief Executive Officer                      $425,000

   Thomas J. Fitzpatrick   Executive Vice President, Chief Financial    $325,000
                           Officer

   Phillip H. Mayberry     President -- U.S. Wireless Operations        $285,000

   Thomas R. Cogar         Executive Vice President, Chief Technology   $235,000
                           Officer -- Caribbean Operations

Fiscal 2006 Bonus Compensation. Bonus compensation for executive officers, including the Named Executive Officers, is determined by reference to a formula that ties a target bonus objective to the achievement of certain pre-defined financial benchmarks. The financial benchmarks established by the Committee are revenue and adjusted operating income, but vary slightly with respect to certain executive officers that perform services directly for one of the Company's individual business units. Under this formula, the Company's executive officers' actual bonus amounts could be greater or less than the target bonus based on the Company's actual financial performance. In addition, an executive officers' individual bonus award may be adjusted up or down by up to 15% based on the achievement of certain personal objectives. The maximum bonus for any executive officer is 250% of target. The following table sets forth the target bonuses for fiscal 2006 for the Named Executive Officers:

   Name                    Position                                 Target Bonus
   -----                   --------                                 ------------
   Michael J. Small        Chief Executive Officer                      $500,000

   Thomas J. Fitzpatrick   Executive Vice President, Chief Financial    $250,000
                           Officer

   Phillip H. Mayberry     President -- U.S. Wireless Operations        $250,000

   Thomas R. Cogar         Executive Vice President, Chief Technology   $125,000
                           Officer -- Caribbean Operations

Stock options. The Committee approved grants of options to purchase the following number of shares of the Company's common stock to the following Named Executive Officers, pursuant to the Company's 1999 Stock Option and Restricted Stock Purchase Plan:


   Name                    Position                             Number of Shares
   ----                    --------                             ----------------
                                                               Subject to Option
                                                               -----------------
   Michael J. Small        Chief Executive Officer                       175,000

   Thomas J. Fitzpatrick   Executive Vice President, Chief Financial     125,000
                           Officer

   Phillip H. Mayberry     President -- U.S. Wireless Operations          75,000

   Thomas R. Cogar         Executive Vice President, Chief Technology     50,000
                           Officer -- Caribbean Operations

The stock options have an exercise price of $13.22 and will vest in three equal installments beginning on May 31, 2006.

The Company will provide additional information with regard to compensation of its Named Executive Officers in the proxy statement for its 2005 annual meeting of stockholders.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


                                       By:   /s/ Tony L. Wolk
                                          -----------------------
Date:  June 6, 2005                       Tony L. Wolk
                                          Senior Vice President, General Counsel